Equity Bancshares, Inc.

PRESS RELEASE – 05/10/2024 Exhibit 99.1

Equity Bancshares, Inc. Announces Promotions of Top Executives
Rick Sems named CEO of Equity Bank, Julie Huber named Chief Operating Officer

WICHITA, Kansas, May 10, 2024 – Equity Bancshares, Inc. (NYSE: EQBK), (“Equity”, “we”, “us”, “our”, the “Company”), the Wichita-based holding company of Equity Bank (the “Bank”), announced the promotion of two current executives to align the Bank and Company for current and anticipated future growth. Equity Bank President Richard M. Sems has been named Chief Executive Officer of Equity Bank, and Julie A. Huber has been named Chief Operating Officer.

“We’re pleased to recognize more Equity success stories built on entrepreneurial spirit,” said Equity Bancshares, Inc. Chairman & Chief Executive Officer Brad Elliott. “Our company was built to foster talent and drive growth, and we continue to position both our company and people to maintain those principles as we build for the future. Rick and Julie are excellent examples of skilled leaders who, in these expanded roles, will drive the Company and Bank to new heights.”

Mr. Elliott maintains his role as Chairman & CEO of the Company and Chairman of the Bank, working with Mr. Sems to drive organic growth through sales calling efforts. In addition, Mr. Elliott will continue to focus on merger and acquisition opportunities while positioning the Company for the next phase of regulatory requirements. Mr. Elliott’s oversight of the Company will continue to drive strategic growth.

Since Mr. Elliott founded the Company in 2002, Equity Bank has completed 23 combined whole-bank, deposit, or branch acquisitions, including 12 whole-bank acquisitions since the Company’s IPO in 2015.

Mr. Sems joined Equity Bank as President in May 2023, overseeing all of Equity Bank’s sales and service teams, including customer-facing resources, business lines, and leadership in commercial, retail, mortgage, and trust. As Bank CEO, Mr. Sems will continue to lead organic growth of consumer and business product lines at its 73 locations, as well as the day-to-day operations of the Bank.

“I am pleased with all that we’ve been able to accomplish in my first year at the Company,” said Mr. Sems. “I look forward to leading our Bank into a prosperous future for our team members and customers.”

Ms. Huber joined Equity Bank in 2003 and has worked in several leadership roles, including leadership of credit administration, strategic initiatives, risk and compliance, and others. As COO, Ms. Huber will lead all bank operations, including credit and deposit operations, card services, digital customer experience tools, customer care, merger and acquisition integration, and risk and compliance.

"I am eager to continue to contribute to our Bank's success, while working to drive safe and consistent growth,” Ms. Huber said. “Together, we’ll navigate the complexities of the financial landscape, steering our Bank towards greater heights, fostering innovation, and ensuring operational excellence.”

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the holding company for Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, trust and wealth management services and treasury management services, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on The New York Stock Exchange under the symbol “EQBK.” Learn more at www.equitybank.com.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will

Equity Bancshares, Inc.

PRESS RELEASE - 05/10/24

likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses; and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 7, 2024, and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Media Contact:

John J. Hanley

Chief Marketing Officer

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com

Investor Contact:

Brian Katzfey

VP, Director of Corporate Development and Investor Relations

Equity Bancshares, Inc.

(316) 858-3128

bkatzfey@equitybank.com